                                                                   Exhibit 10.13

                            [BREMER LANDESBANK LOGO]

                                    TELEFAX

Contact Person: Mr. Gerrit Schmidt          Date: 26 April 2005
                Mr. Kai M. Forster

Department:     Ship and Aircraft Finance   Telephone-no.: +49 (0)4 21-3 32 2139
                                                           +49 (0)4 21-3 32 2209
                                            Telefax-no.    +49 (0)4 21-3 32 2323

                                            gerrit.schmidt@bremerlandesbank.de

--------------------------------------------------------------------------------

Receiver:  Capital Maritime & Trading Corp.
Attention: Mr. Ioannis E. Lazarides
Fax-no.:   +30 210 - 428 4286

Copy:      Law Offices G. E. Bairactaris
Attention: Mr. George E. Bairactaris
Fax-no.:   +30 210 - 428 4619

--------------------------------------------------------------------------------

Number of pages (incl. Cover sheet)   10   Please notify us immediately in case
                                           you have not received all the pages!

                   USD 110,052,800 PRE- AND POST-DELIVERY LOAN

   FINANCING OF TWO (2X) 37,000 DWT AND TWO (2X) 47,000 DWT PRODUCT / CHEMICAL
        TANKERS TO BE BUILT AT HYUNDAI MIPO SHIPYARD, KOREA WITH DELIVERY
                                 10/2006-05/2007

Dear Mr. Lazarides,

After further discussions on Friday and Monday and after having received new consolidated financial figures for Capital Maritime & Trading Corp., a Holding company recently incorporated, we herewith send you the updated financing proposal on the a.m. newbuilding vessels.

Listed as follows are the amendments as compared to offer of last Friday:

o    Inserted as Corporate Guarantor is now Capital Maritime & Trading Corp. as
     new combined Holding entity instead of Capital Ship Management Corp.. This change has been made according to our discussions that we will be prepared to offer this finance facility irrespective of a successful IPO of the
     Capital Group, but only backed by a strong Corporate Guarantor.

o    The Arrangement Fee will be 0.275% flat on the total Post-Delivery Loan amount.

Bremer Landesbank                                                          * * *



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

                       that the residual 50% of the Total Loan Amount will be
                       underwritten by Deutsche Schiffsbank AG.

                       The value of each Contracted Vessel has to be confirmed
                       by a surveyor acceptable to the Lender on delivery.

                       The Corporate Guarantor will be prepared to cover a
                       possible finance deficit due to a lower valuation on
                       delivery of a Contracted Vessel with additional
                       contribution of equity.

DRAWDOWN               The Post-Delivery Loan will be drawndown as soon as all
                       conditions precedent are met upon delivery of the
                       Contracted Vessel. Any undrawn portions will
                       automatically be cancelled after 31 December 2007.

TENOR                  10 years + Balloon (based on a 15-year full payout
                       profile).

REPAYMENT              For each 37,000 dwt Contracted Vessel

                       40 quarterly principal installments of USD 428,000 plus

                       1 Balloon installment of USD 8,560,000 to be paid
                       together with the last installment to amortize the part
                       financing of the contract price. The respective building
                       supervision cost financed shall be repaid in 40 equal
                       quarterly principal installments.

                       For each 47,000 dwt Contacted Vessel

                       40 quarterly principal installments of USD 472,440 plus

                       1 Balloon installment of USD 9,448,800 to be paid
                       together with the last installment to amortize the part
                       financing of the contract price. The respective building
                       supervision cost financed shall be repaid in 40 equal
                       quarterly principal installments.

                       The repayment will start 3 months after delivery.

                       No re-borrowings will be allowed.

PREPAYMENT             At the end of any interest period in amounts not less
                       than one installment or a multiple thereof. Prepayments
                       will reduce the Balloon installment accordingly.

                       The Borrower shall pay a penalty of 0.5% flat on the
                       amounts prepaid unless

                       (i)  a period of three years from drawdown has lapsed

                       (ii) the Contracted Vessel is sold to a lessor or
                            third party linked with Capital Maritime & Trading
                            Corp. or any other main shareholder of Capital
                            Maritime & Trading Corp.

Bremer Landesbank                                                          * * *



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

o    In case the transaction does not materialize, until the 31st of July 2005 or signing of the Loan documentation - whichever occurs earlier -, the
     Arrangement Fee is reduced to USD 30,000. In this case no Cancellation Fee will be calculated.

o    The margin under the Pre-Delivery and the Post-Delivery Loan is reduced to
     0.975% p.a.

o    This margin will be fixed for the whole loan period of ten years after delivery. The standard Increased Cost Clause remains.

All other financing parameters remain unchanged.

We will keep you updated on our efforts to win as well Deutsche Schiffsbank as syndication partner with an underwriting of 50% in this transaction.

Subject to the approval of our credit committee and board and the conclusion of satisfactory documentation and syndication, our total financing scheme will be composed of the following:

1)   DEFINITIONS APPLYING TO THE PRE- AND POST-DELIVERY LOAN

CONTRACTED             The following vessels have been firmly contracted with
VESSEL                 Hyundai Mipo Dockyard, Ulsan, South Korea:

                       a)   One (1x) 37,000 dwt Product/Chemical Tanker ICE 1A
                            IMO III Hull-No. 314, tbn MT "AGISILAOS", expected
                            delivery 10/2006

                       b)   One (1x) 37,000 dwt Product/Chemical Tanker ICE 1A
                            IMO III Hull-No. 315, tbn MT "ARIONAS", expected
                            delivery 01/2007

                       c)   One (1x) 47,000 dwt Product/Chemical Tanker ICE 1A
                            IMO III Hull-No. 411, tbn MT "AXIOS", expected
                            delivery 03/2007

                       d)   One (1x) 47,000 dwt Product/Chemical Tanker ICE 1A
                            IMO III Hull-No. 412, tbn MT "ATROTOS", expected
                            delivery 05/2007

                       Germanischer Lloyd or any other classification society
                       acceptable to the Lender shall class the vessel in
                       accordance with classification standards comparable to
                       Germanischer Lloyd standards customary for these
                       vessels.

                       The contract price for each 37,000 dwt Product/Chemical
                       Tanker (i.e. Hulls No. 314 + 315) amounts to USD
                       32,100,000 and shall be paid as follows:

                       10%, upon signing of the building
                          contract                         (the 1st Installment)

                       10%, upon cutting of the first
                          steel plate                      (the 2nd Installment)

                       10% upon keel laying                (the 3rd Installment)

                       10% upon launching                  (the 4th Installment)

                       60% upon delivery                   (the 5th Installment)

                       The contract price for each 47,000 dwt Product/Chemical
                       Tanker (i.e. Hulls

Bremer Landesbank



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            BREMER LANDESBANK [LOGO]

                       No. 411 + 412)amounts to USD 35,433,000 and shall be paid
                       as follows:

                        5%, upon [event to be detailed] (the 1st Installment)

                        5%, upon [event to be detailed] (the 2nd Installment)

                        5% upon [event to be detailed] (the 3rd Installment)

                       10% upon [event to be detailed] (the 4th Installment)

                        5% upon [event to be detailed] (the 5th Installment)

                       70% upon [event to be detailed] (the 6th Installment)

                       The total contract for all four (4x) vessels amounts to
                       USD 135,066,000.

                       For the time being, the building supervision cost cannot
                       be foreseen but are assumed to be about USD 4,000,000 in
                       total for all vessels.

                       Capital Ship Management Corp. or any other party
                       acceptable to the Lender shall manage and operate the
                       vessels throughout the full tenor of this financing.

                       The vessels shall be placed under Bahamas-, Cyprus-,
                       Dutch-, German-, Greek-, Isle of Man-, Liberia-, Malta-,
                       Marshall Island-, Panama- or any other Flag acceptable to
                       the Lender throughout the full tenor of this financing.

AGENT                  Bremer Landesbank Kreditanstalt Oldenburg - Girozentrale
                       -

UNDERWRITERS           Bremer Landesbank Kreditanstalt Oldenburg - Girozentrale
                       - and - presumably - Deutsche Schiffsbank AG on a 50:50
                       basis.

LENDER                 A consortium of banks composed of and headed by the Agent
                       consisting of the Underwriters

CORPORATE GUARANTOR    Capital Maritime & Trading Corp. or any other party
                       acceptable to the Lender.

CURRENCY               United States Dollar (USD).

2)   PRE- AND POST-DELIVERY LOAN

2A)  PRE-DELIVERY LOAN

PURPOSE                Part financing of the installments under the shipbuilding
                       contract of the Contracted Vessel.

Bremer Landesbank



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

BORROWER / PURCHASER   Four (4x) single shipping companies fully controlled and
                       owned by Capital Maritime & Trading Corp. will hold and
                       maintain ownership in each of the four (4x) Contracted
                       Vessel throughout the full tenor of the financing.

                       Each of the four (4x) single shipping companies shall be
                       jointly and severally liable to all obligations under the
                       Pre-Delivery Loan.

                       No change of ownership will be allowed without the
                       Lender's prior written notice save for a transfer of
                       title in the Contracted Vessel to Capital Maritime &
                       Trading Corp. in connection with a successful IPO, if not
                       already accomplished.

LOAN AMOUNT            For each 37,000 dwt Contracted Vessel

                       The total of the Second, Third and Fourth Installment,
                       but in any case not in excess of USD 9,630,000 plus the
                       applicable building supervision cost up to USD 500,000.

                       For each 47,000 dwt Contracted Vessel

                       The total of the Third, Fourth and Fifth Installment, but
                       in any case not in excess of USD 7,086,600 plus the
                       applicable building supervision cost up to USD 500,000.

                       The total loan amount shall be limited to USD 33,433,200
                       building installments plus USD 2,000,000 building
                       supervision cost.

DRAWDOWN               The loan shall be drawdown upon written confirmation from
                       the classification society that the conditions precedent
                       for the respective installment will have been met and the
                       refundment guarantee has been issued.

TENOR                  This pre-delivery loan shall be repaid by financing means
                       offered in the below Post-Delivery Loan upon delivery of
                       each Contracted Vessel.

INTEREST PERIOD        Three months roll over.

INTEREST               Three months USD-LIBOR + 0.975% p.a. Margin for the
                       pre-delivery loan. In case USD-LIBOR is not available,
                       the interest will be refinancing costs of the Lender +
                       0.975% p.a. Margin.

                       Interest will be calculated on the basis of actual number
                       of days elapsed in a year of 360 days.

Bremer Landesbank



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

SECURITIES             o    Assignment of rights under the shipbuilding
                            contract.

                       o    Assignment of rights under the Refundment Guarantee
                            from Korea Export-Import Bank or any other bank, in
                            form and substance fully acceptable to the Lender.
                            The Refundment Guarantee for each instalment to be
                            made under the Shipbuilding Contract will have to be
                            presented at least ten days before the respective
                            instalment is due.

                       o    Corporate Guarantee from the Corporate Guarantor
                            acceptable to the Lender at amounts to be financed
                            pre-delivery by the Lender.

2B) POST-DELIVERY LOAN

PURPOSE                Part financing of the Contracted Vessel upon delivery.

BORROWER / PURCHASER   Four (4x) single shipping companies fully controlled and
                       owned by Capital Maritime & Trading Corp. will hold and
                       maintain ownership in each of the four (4x) Contracted
                       Vessel throughout the full tenor of the financing.

                       Each of the four (4x) single shipping companies shall be
                       jointly and severally liable to all obligations under the
                       Post-Delivery Loan.

                       No change of ownership will be allowed without the
                       Lender's prior written notice save for a transfer of
                       title in the Contracted Vessel to Capital Maritime &
                       Trading Corp. in connection with a successful IPO, if not
                       already accomplished.

LOAN AMOUNT            For each 37,O00 dwt Contracted Vessel

                       The lesser of USD 25,680,000 and 80% of the contract
                       price plus the applicable building supervision cost up to
                       USD 500,000.

                       For each 47,000 dwt Contracted Vessel

                       The lesser of USD 28,346,400 and 80% of the contract
                       price plus the applicable building supervision cost up to
                       USD 500,000.

                       The loan shall not exceed 80% of the contract price or
                       the free market value of the Contracted Vessel at
                       delivery, whichever is less, but in any case not exceed
                       USD 108,052,800 in total plus the building supervision
                       cost up to an amount of USD 2,000,000 for all Contracted
                       Vessel (i.e. a maximum of USD 110,052,800; hereinafter
                       called the "Total Loan Amount").

                       For the avoidance of doubt and for the time being, the
                       underwriting of the Agent is limited to 50% of the Total
                       Loan Amount. However, it is foreseen

Bremer Landesbank



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

                       No penalty shall be calculated any further if in total an
                       amount of USD 55,026,400 for all Contracted Vessels will
                       have been fully prepaid under the Post-Delivery Loan
                       (e.g. if one 37,000 dwt and one 47,000 dwt Contracted
                       Vessel will have been sold).

INTEREST PERIOD        Minimum three months up to one year at Borrower's option,
                       one year to five years by mutual agreement. Interest
                       payable on the last day of an interest period and
                       quarterly in case of longer periods.

INTEREST               USD-LIBOR + 0.975% p.a. Margin,
                       In case USD-LIBOR is not available, the interest will be
                       refinancing costs of the Lender + 0.975% p.a. Margin.

                       The interest will be calculated on the basis of actual
                       number of days elapsed in a year of 360 days.

POST DELIVERY          0.275% flat on the Total Loan Amount, payable 50% at
ARRANGEMENT FEE        signing of the Loan Agreement and 50% at first Drawdown
                       under the Pre-Delivery Loan.

                       This Arrangement Fee is reduced to USD 30,000 flat in
                       case the Borrower/Capital Maritime & Trading Corp.
                       decides to skip this finance before 31st of July 2005 or
                       before signing of the Loan documentation whatever occurs
                       earlier.

                       For the avoidance of doubt, the full fee shall not be
                       refundable if, for reasons that are not in the scope of
                       the Lender, this Post-Delivery Loan does not materialize.

COMMITMENT FEE         0.15% p.a. on the part of the whole loan amount of the
                       Post-Delivery loan not yet disbursed, payable quarterly.
                       The calculation will start upon signing of the loan
                       documentation.

CANCELLATION FEE       0.35% of the unused portion or the whole loan amount(s)
                       which may be cancelled by the Borrower at any time after
                       signing of the loan documentation [until the final
                       availability date] subject to not less than 3 banking
                       days' notice. For the avoidance of doubt, this
                       cancellation fee will be payable in addition to the
                       Arrangement Fee under this loan.

SECURITIES             o    First rank mortgage in the full Post-Delivery Loan
                            Amount in form and substance acceptable to the
                            Lender on the Contracted Vessel.

                       o    Unconditional and irrevocable guarantee from the
                            Corporate Guarantor for the Borrower to cover the
                            repayment obligations and interest obligations in
                            case no Term Employment above break-even

Bremer Landesbank                                                          * * *



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

                            level could be reached. The Corporate Guarantor will
                            provide the Lender with sufficient financial
                            statements hereto.

                       o    Assignment of all earnings of the Contracted Vessel.

                       o    Assignment of insurances of the Contracted Vessel.

                       o    Pledge of the Borrower's current account
                            (hereinafter called "Operating Account") held with
                            the Lender. This Operating Account has to be opened
                            with the Lender for the payments and income of each
                            Contracted Vessel. Sufficient amounts should always
                            be in this account to cover the debt service for the
                            next three months and the Borrower will take care
                            that additional funds will be available to cover the
                            costs for the next special survey.

                            On a quarterly basis, the Lender will transfer any
                            cash-surplus left on the Operating Account (after
                            satisfaction of the financial obligations under this
                            loan and the OPEX of the respective Contracted
                            Vessel) to another account (hereinafter called
                            "Retention Account") until the Retention Account
                            will have accumulated to one quarterly repayment
                            plus interest for the next roll-over period for this
                            specific Contracted Vessel.

INSURANCES             Each Contracted Vessel to be insured with first class
                       underwriters (in principle international BBB Rating
                       required) in the west European or north American market
                       on

                       (i)  Hull / Machinery

                            Each Contracted Vessel is to be insured for its full
                            value, but in no event for less than 125% of the
                            total current value of the Lender's claims under the
                            loan agreement and of any other prior charges on the
                            Contracted Vessel

                       (ii) War Risks

                       (iii) Protection and Indemnity plus Additional Perils

                       (iv) Mortgagee's Interest (at least 125% of the loan
                            amount outstanding)

                       (v)  Additional Perils at owners costs (at least 125% of
                            the loan amount outstanding)

3)   CONDITIONS APPLYING TO THE PRE- AND POST-DELIVERY LOAN

COVENANTS              Usual and customary for a transaction of this type,
                       including but not limited to:

                       Covenants in respect of each Contractor Vessel

Bremer Landesbank                                                          * * *



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159


to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

                       (i)  The flag of each Contracted Vessel shall be
                            acceptable to the Lender. No change of flag,
                            classification society, intermediate or ultimate
                            ownership and management of the Contracted Vessel
                            without the prior written consent of the Lender.

                       (ii) Each Contracted Vessel to be in class, free of any
                            overdue recommendations.

                       (iii) Satisfactory technical survey of the Contracted
                            Vessel by surveyors appointed by the Lender at the
                            expense of the Borrower. This should take place
                            every fifth's anniversary the Contracted Vessel was
                            financed under the Post-Delivery Loan.

                       Covenants in respect of the Borrower

                       (i)  The Borrower will from the required date at all
                            times during the security period comply with the
                            International Management Code for the Safe Operation
                            of the Ships and for Pollution Prevention adopted by
                            the International Maritime Organization.

                       (ii) The value of each Contracted Vessel has to be
                            minimum 120% of the outstanding Loan Amount at any
                            time. The Borrower is prepared to close any asset
                            value coverage gap by either granting additional
                            securities acceptable to the Lender or reducing the
                            loan accordingly.

                       (iii) The Borrower shall provide the Lender with audited
                            annual accounts within 180 days of the fiscal
                            year-end. Further relevant financial information
                            shall be provided on demand.

                       (iv) Minimum Cash: The unrestricted cash of each Borrower
                            in respect of each Contracted Vessel has to be a
                            minimum of USD 100,000 at all times.

                       Covenants in respect of the Corporate Guarantor and
                       Management

                       (i)  Commercial, technical and/or operational management
                            of the Contracted Vessel to be executed by Capital
                            Ship Management Corp. or any other company
                            acceptable to the Lender (hereinafter called the
                            "Technical Operator")

                       (ii) The value of each Contracted Vessel has to be
                            minimum 120% of the outstanding Loan Amount at any
                            time. The Corporate Guarantor is prepared to close
                            any asset value coverage gap either by granting
                            additional securities acceptable to the Lender or
                            reducing the loan accordingly.

Bremer Landesbank



                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159
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to our Telefax dated 26 April 2005 to Capital Maritime & Trading Corp.

                            [BREMER LANDESBANK LOGO]

                       (iii) The "Corporate Guarantor shall provide the Lender
                            with consolidated audited annual accounts within 180
                            days of the fiscal year-end. Further relevant
                            financial information shall be provided on demand.

                       (iv) Interest Coverage: The ratio of EBITDA to Interest
                            Expense shall be no less than 2.5 at all times of
                            the financing.

COSTS AND EXPENSES     All costs and expenses occurring out of the legal
                       activities etc. and other reasonable out-of-pocket
                       expenses to be borne by the Borrower or Corporate
                       Guarantor.

INCREASED COSTS        The Lender will be indemnified for any increased costs
                       (including but not limited to increased costs resulting
                       from the proposed Basle II Accord) due to, inter alia,
                       the imposition of or changes in interpretation or other
                       similar measures effectively imposed or directed by
                       public controlling bodies and/or to the change in any of
                       the Lender's general financial position and/or rating,
                       either by way of additional payments or re-assessment of
                       the a.m. Margin.

MATERIAL ADVERSE       The documentation shall include a Material Adverse Change
CHANGE                 Clause.

LEGAL COUNSEL TO THE   Law Offices G.E. Bairactaris & Partners. Piraeus, Greece.
LENDER

This proposal shall be valid until 30 June 2005.

The details of the terms and conditions of the financing will be agreed in the
Loan Agreement[s], which shall be prepared by Law Offices G.E. Bairactaris &
Partners, Piraeus, Greece.

We hope that our proposal meets your financing requirements. If it suits your needs, kindly have it signed on behalf of the below listed entities.

Kind regards,

Bremer Landesbank Kreditanstalt Oldenburg
            - Girozentrale -

/s/ Ulrich Kropp              /s/ Gerrit Schmidt           /s/ IOANNIS LAZARIDIS
----------------------        -----------------------      ---------------------
Ulrich Kropp                  Gerrit Schmidt               IOANNIS LAZARIDIS

                                               Accepted and agreed on 26/4/2005:

----------------------------------          ------------------------------------
Capital Ship Management Corp.               Capital Maritime & Trading Corp.
(in its capacity as Technical Operator)     (acting for and on behalf of the
                                            Single Shipping Companies under the
                                            Pre- / Post-Delivery Loan and as
                                            Corporate Guarantor)

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                                           Bremer Landesbank ? Oldenburg o Girozentrale o
                                    ? ? Briefe: ? Bremen o Anschrift ? Pakete: ? 26, 28195 Bremen
    Telefon (0421) 332-0 o Telefax (0421) 332-2322 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 o T-Online *?# o Telex 24022-0
                                                                blb d
                    Anschrift ? Briefe: Postfech 26 65, ? Oldenburg o Anschrift ? Pakete: Markt, 26122 Oldenburg
      Telefon (0441) 237-01 o Telefax (0441) 237-1333 o BLZ 290 500 00 o S.W.I.F.T. Adresse BRLADE22 OLD o T-Online *?# o Telex
                                                            24022-0 blb d
                                Internet: www.bremerlandesbank.de E-Mail: kontakt@bremerlandesbank.de
                                                      Site: ? o ? ?, HRA 22159
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